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                          Prudential Diversified Funds
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                            SUPPLEMENT TO PROSPECTUS
                             DATED OCTOBER 13, 1999

How the Trust is Managed

The section entitled 'How the Trust is Managed--Advisers and Portfolio Managers' is amended as follows.

   The first paragraph under 'Pacific Investment Management Company' is amended to read in its entirety as follows:

         Pacific Investment Management Company (PIMCO) is a subsidiary of Allianz AG, a large, publicly-traded insurance company based in Germany. PIMCO had approximately $195 billion in assets under management as of April 30, 2000. The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

The date of this Supplement is May 25, 2000.
MF186C3